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Exhibit 32.1

                CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Coram Healthcare Corporation (the "Company") on Form 10-Q for the three and nine months ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen J. Marabito, Executive Vice President and principal executive officer fulfilling the duties and responsibilities of president and chief executive officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/  ALLEN J. MARABITO
                                     ------------------------------------
                                                Allen J. Marabito
                                            Executive Vice President
                                         and principal executive officer
                                            fulfilling the duties and
                                        responsibilities of president and
                                      chief executive officer of the Company

November 19, 2003